UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2010

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

Update to Annual Report on Form 10-K and Quarterly Report on Form 10-Q

Eastman Kodak Company (the “Company”) is filing this Current Report on Form 8-K to update portions of its Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 27, 2009,and Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009 to reflect the following:
•	Retrospective application of certain authoritative accounting guidance issued in December 2007 related to noncontrolling interests, effective beginning January 1, 2009.
•	Guarantor subsidiary footnote disclosure, specifically, condensed consolidating financial information required by Rule 3-10 of Regulation S-X.
•	SAB 108 Adjustment and related disclosure to correct accrued income tax payables of non-U.S. subsidiaries that were cumulatively overstated by $24 million.

In December 2007, the Financial Accounting Standards Board issued authoritative guidance establishing accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent.  Specifically, this guidance requires the presentation of noncontrolling interests as equity in the Consolidated Statement of Financial Position, and separate identification and presentation in the Consolidated Statement of Operations of net income attributable to the entity and the noncontrolling interest.  This guidance, which was incorporated into ASC Topic 810, “Consolidation,” was adopted by the Company as of January 1, 2009, and, as required, was applied to the prior periods’ financial statements.

The Company’s adoption of this guidance did not have a material impact on its results of operations or cash flows for the years ending December 31, 2008, 2007 or 2006, nor on its financial position as of December 31, 2008 or 2007.  Areas of the update to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 reflecting changes related to this retrospective application include:
•	Consolidated Statement of Operations
•	Consolidated Statement of Financial Position
•	Consolidated Statements of Equity
•	Consolidated Statements of Cash Flows
•	Note 1 – Significant Accounting Policies
•	Note 9 – Other Long-term Liabilities
•	Note 14 – Other Income (Charges), Net
•	Note 15 – Income Taxes
•	Note 19 – Accumulated Other Comprehensive (Loss) Income
•	Note 22 – Discontinued Operations
•	Note 23 – Segment Information
•	Summary of Operating Data - Unaudited

On September 29, 2009, the Company issued $300 million in aggregate principal amount of 10.50% senior secured notes due 2017 (the “Notes”) to Kohlberg Kravis & Company L.P. and certain of its affiliates.  The Notes are fully and unconditionally guaranteed (such guarantees, the “Guarantees”) on a senior secured basis by each of the Company’s existing and future direct or indirect  100% owned domestic subsidiaries (collectively, the “Guarantors”), subject to certain exceptions.   Under the Securities Act of 1933, (the “Securities Act”), the Guarantees are separate securities and the Guarantors are the issuers of the Guarantees.  Accordingly, each Guarantor of a registered security is subject to reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company will file a Post-Effective Amendment No. 1 to Form S-3 with the Securities and Exchange Commission to register the Notes and the Guarantees under the Securities Act.  As a result, the Company is required to retrospectively disclose in a footnote to its financial statements unaudited condensed consolidating financial information of the Guarantors in accordance with Rule 3-10 of Regulation S-X.  This condensed consolidating financial information is included in Note 25 “Condensed Consolidating Financial Information” in the update to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and in Note 19 “Condensed Consolidating Financial Information” in the update to the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009.

During the fourth quarter of 2009, the Company identified an error in which accrued income tax payables recorded by a non-U.S. subsidiary was cumulatively overstated by $24 million.  The Company assessed the materiality of this item for the year ended December 31, 2008, and all prior and subsequent periods, in accordance with Staff Accounting Bulletin No. 99, Materiality, and concluded that the error was not material to any such periods. The Company also concluded that had the error been corrected within its financial statements for the year ended December 31, 2009, the impact of such an adjustment would have been material to its financial statements for the period then ended. Accordingly, in accordance with Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, the Company’s Consolidated Statements of Financial Position as of December 31, 2008 and 2007 and the Company's Consolidated Statement of Operations, Statement of Equity and Statement of Cash Flows for the year ended December 31, 2006 have been revised to correct the immaterial error and to reflect the corrected balances of current income tax liabilities, income tax expense, and retained earnings as of those dates.  The corrections resulted in a decrease in current liabilities and increase in retained earnings of $24 million as of December 31, 2008, 2007, and 2006, and an increase in retained earnings of $17 million as of December 31, 2005.  The corrections also resulted in a reduction of consolidated income tax expense, loss from continuing operations and net loss by $7 million for the year ended December 31, 2006.  The Company has made corresponding adjustments as appropriate to its other affected prior period consolidated financial statements included herein.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

(99.1)
Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2008, Part II- Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis (MD&A) of Financial Condition and Results of Operations, and Item 8. Financial Statements and Supplementary Data.

(99.2)    Updated financial information in the Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009,
              Item 1. Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Eric Samuels
--------------------------------
Eric Samuels
Chief Accounting Officer and Controller
Date:  January 28, 2010

EASTMAN KODAK COMPANY
INDEX TO EXHIBITS

Exhibit No.

(99.1)
Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2008, Part II- Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis (MD&A) of Financial Condition and Results of Operations, and Item 8. Financial Statements and Supplementary Data.

(99.2)    Updated financial information in the Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009,
              Item 1. Financial Statements.